UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2006

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3295	25-1190717

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, New York, NY	10174-0002

(Address of principal executive offices)	(Zip Code)

(212) 878-1800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 5, 2006, Minerals Technologies Inc. (the "Company") entered into a Note Purchase Agreement with Metropolitan Life Insurance Company and MetLife Insurance Company of Connecticut (the "Purchasers"). For more information about the Note Purchase Agreement, see the disclosure under Item 2.03 of this report, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Note Purchase Agreement discussed in Item 1.01 above, on October 5, 2006, the Company issued and sold to the Purchasers $75 million aggregate principal amount of senior unsecured notes due October 5, 2013, consisting of (a) $50 million aggregate principal amount 5.53% Series 2006-A Senior Notes, Tranche 1, (the "Tranche 1 Notes"), and (b) $25 million aggregate principal amount Floating Rate Series 2006-A Senior Notes, Tranche 2, (the "Tranche 2 Notes").

The Tranche 1 Notes bear interest at the rate of 5.53% per annum, payable semiannually in arrears on the fifth day of each April and October commencing on April 5, 2007. The Tranche 2 Notes bear interest at a floating rate equal to three month LIBOR (the overnight London inter-bank offered rate) plus 0.45%, payable quarterly in arrears.

The Company may issue and sell additional series of its notes under the Note Purchase Agreement in an aggregate amount not to exceed $275 million.

The Note Purchase Agreement contains a covenant by the Company to not permit, at any time, its consolidated debt to exceed 60% of its consolidated total capitalization. If an event of default under the Note Purchase Agreement occurs resulting from bankruptcy or other insolvency events, all notes will automatically become immediately due and payable. The Note Purchase Agreement contains other affirmative and negative covenants, events of default, and representations and warranties customary for credit facilities of this type.

The above description of the Note Purchase Agreement is qualified in its entirety by reference to the complete text of the Note Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
	(c)	Exhibits
		10.1	Note Purchase Agreement, dated as of October 5, 2006 among Minerals Technologies Inc., Metropolitan Life Insurance Company and MetLife Insurance Company of Connecticut

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

By:

	Name:	Kirk G. Forrest
	Title:	Vice President, General Counsel and Secretary

Date: October 11, 2006

MINERALS TECHNOLOGIES INC.
EXHIBIT INDEX

Exhibit No. __________	Subject Matter ____________________________________________________________

10.1	Note Purchase Agreement, dated as of October 5, 2006, among Minerals Technologies Inc., Metropolitan Life Insurance Company and MetLife Insurance Company of Connecticut